UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On May 26, 2016, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2016 first quarter (13 weeks) ended April 29, 2016. The news release is furnished as Exhibit 99 hereto.

          The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 25, 2016. The following are the final voting results on proposals considered and voted upon by shareholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2016.

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s shareholders to be held in 2017 and until his or her successor is duly elected and qualified.  Votes were cast as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non- Votes
Warren F. Bryant	236,578,782	6,980,008	549,979	9,159,528
Michael M. Calbert	243,401,650	667,854	39,265	9,159,528
Sandra B. Cochran	214,927,788	29,149,080	31,901	9,159,528
Patricia D. Fili-Krushel	242,662,601	1,411,280	34,888	9,159,528
Paula A. Price	240,798,268	3,277,089	33,412	9,159,528
William C. Rhodes, III	241,977,606	2,093,749	37,414	9,159,528
David B. Rickard	240,376,064	3,693,152	39,553	9,159,528
Todd J. Vasos	243,409,265	659,172	40,332	9,159,528

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining

244,939,817	8,181,918	146,562

ITEM 7.01	REGULATION FD DISCLOSURE.

          The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s planned conference call to discuss the reported financial results and certain other matters.

          On May 24, 2016, the Company’s Board of Directors declared a quarterly cash dividend of $0.25 per share on the Company’s outstanding common stock.  The dividend will be payable on or before June 29, 2016 to shareholders of record at the close of business on June 15, 2016.  The payment of future cash dividends is subject to the Board’s discretion and will depend upon, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant in its sole discretion.  On May 26, 2016, the Company issued a press release announcing the declaration of this quarterly cash dividend.  The press release is furnished as Exhibit 99 to this Current Report and is incorporated herein by reference.

          The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 26, 2016	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release dated May 26, 2016 regarding financial results for fiscal 2016 first quarter ended April 29, 2016 and declaration of quarterly cash dividend

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